Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Bellatrix Exploration Ltd. (the “Company”) on Form 40-F for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maxwell A. (Max) Lof, Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly represents, in all material respects, the financial condition and results of the operations of the Company.

Date: March 13, 2018
/s/ Maxwell A. Lof
	Name:	Maxwell A. Lof
	Title:	Executive Vice-President and Chief Financial Officer